SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 23, 2014

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 23, 2014, Newmont Mining Corporation, a Delaware Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2014; (3) the advisory vote on the compensation of the Named Executive Officers; and (4) a stockholder proposal regarding political spending disclosure.

The following matters voted on at the Annual Meeting were approved. The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non- Votes
Bruce R. Brook	302,149,121	99.4	1,869,776	0.6	1,978,359	71,857,674
J. Kofi Bucknor	301,582,096	99.2	2,411,294	0.8	2,003,866	71,857,674
Vincent. A. Calarco	300,616,188	99.1	2,597,303	0.9	2,783,765	71,857,674
Joseph A. Carrabba	301,575,884	99.1	2,640,373	0.9	1,780,999	71,857,674
Noreen Doyle	302,581,114	99.5	1,671,839	0.6	1,744,303	71,857,674
Gary J. Goldberg	302,917,555	99.6	1,342,610	0.4	1,737,091	71,857,674
Veronica M. Hagen	301,774,582	99.2	2,483,051	0.8	1,739,623	71,857,674
Jane Nelson	301,721,244	99.2	2,519,654	0.8	1,756,358	71,857,674
Donald C. Roth	301,509,976	99.1	2,698,527	0.9	1,788,753	71,857,674

Proposal #2 – Ratification of Auditors

		% of votes cast at the Annual Meeting
Votes For	374,267,245	99.1
Votes Against	2,564,566	0.7
Abstentions	1,023,119	0.3

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	275,330,125	90.0
Votes Against	20,179,195	6.6
Abstentions	10,487,255	3.4
Broker Non-Votes	71,858,355	—

The following matter voted on at the Annual Meeting was defeated. The voting results were as follows:

Proposal #4 – Stockholder Proposal Regarding Political Spending Disclosure

		% of votes cast on the Proposal
Votes For	18,025,568	5.9
Votes Against	248,010,269	81.1
Abstentions	39,960,738	13.1
Broker Non-Votes	71,858,355	—

For purposes of this Item 5.07, percentages have been rounded.

ITEM 7.01. REGULATION FD DISCLOSURE

In news releases issued on April 28, 2014, the Company responded to news releases issued by Barrick Gold Corporation. Copies of the Company’s news releases are attached as Exhibit 99.1 and Exhibit 99.2 to this report.

The information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, in this Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	News Release, dated April 28, 2014
99.2	News Release, dated April 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 28, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	News Release, dated April 28, 2014
99.2	News Release, dated April 28, 2014

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